                                                                   EXHIBIT 10.97

                                                                  EXECUTION COPY




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                               DEPOSIT AGREEMENT
                                   (Class B)

                          Dated as of February 9, 1998


                                    between


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION


                                as Escrow Agent


                                      and


                              ABN AMRO BANK N.V.,
                       acting through its Chicago Branch,


                                 as Depositary


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
                  DEPOSIT AGREEMENT (Class B) dated as of February 9, 1998 (as amended, modified or supplemented from time to time, this "Agreement") between First Security Bank, National Association, a national banking association, as Escrow Agent under the Escrow and Paying Agent Agreement referred to below (in such capacity, together with its successors in such capacity, the "Escrow Agent"), and ABN AMRO Bank N.V., a banking institution organized under the laws of the Netherlands, acting through its Chicago Branch, as depositary bank ("ABN AMRO" and, in its capacity as depositary hereunder, the "Depositary").

                              W I T N E S S E T H

                 WHEREAS, Atlas Air, Inc. ("Atlas") and Wilmington Trust Company, not in its individual capacity except as otherwise expressly provided therein, but solely as trustee (in such capacity, together with its successors in such capacity, the "Pass Through Trustee") have entered into the Pass Through Trust Agreement dated as of February 9, 1998 (together, as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pass Through Trust Agreement") relating to Atlas Air, Inc. Pass Through Trust 1998-1B-O pursuant to which the Atlas Air, Inc. Pass Through Trust, Series 1998-1B Certificates referred to therein (the "Certificates") are being issued;

                 WHEREAS, Atlas and Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. (collectively, the "Placement Agents" and, together with their respective transferees and assigns as registered owners of the Certificates, the "Investors") have entered into a Placement Agreement dated as of January 27, 1998 pursuant to which the Pass Through Trustee will issue and sell the Certificates to the Placement Agents;

                 WHEREAS, the Investors are entitled to the benefits of a Registration Rights Agreement (the "Registration Rights Agreement"), dated as of the date hereof, pursuant to which the Company will file a registration statement with the Securities and Exchange Commission registering the Certificates (or the Exchange Certificates referred to in the Registration Rights Agreement) under the Securities Act of 1933, as amended;

                 WHEREAS, Atlas, the Pass Through Trustee, certain other pass through trustees and certain other persons concurrently herewith are entering into the Note Purchase Agreement, dated as of the date hereof (the "Note Purchase Agreement"), pursuant to which the Pass Through Trustee has agreed to acquire, subject to the terms thereof, from time to time on or prior to the Delivery Period Termination Date (as defined in the Note Purchase Agreement) equipment notes (the "Equipment Notes") issued to finance the acquisition of aircraft by Atlas, as lessee or as owner, utilizing a portion of the proceeds from the sale of the Certificates (the "Net Proceeds");

                 WHEREAS, the Escrow Agent, the Placement Agents, the Pass Through Trustee and Wilmington Trust Company, as paying agent for the Escrow Agent (in such capacity, together with its successors in such capacity, the "Paying Agent") concurrently herewith are entering into an Escrow and Paying Agent Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Escrow Agreement");

                 WHEREAS, Atlas and the Depositary concurrently herewith are entering into an Indemnity Agreement, dated as of the date hereof (the "Indemnity Agreement"); and

                 WHEREAS, the Placement Agents and the Pass Through Trustee intend that the Net Proceeds be held in escrow by the Escrow Agent on behalf of the Investors pursuant to the Escrow Agreement, subject to withdrawal upon request of and proper certification by the Pass Through Trustee for the purpose of purchasing Equipment Notes, and that pending such withdrawal the Net Proceeds be deposited by the Escrow Agent with the Depositary pursuant to this Agreement, which provides for the Depositary to pay interest for distribution to the Investors and to establish accounts from which the Escrow Agent shall make withdrawals upon request of and proper certification by the Pass Through Trustee.

                 NOW, THEREFORE, in consideration of the obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 SECTION 1.1 Acceptance of Depositary. The Depositary hereby agrees to act as depositary bank as provided herein and in connection therewith to accept all amounts to be delivered to or held by the Depositary pursuant to the terms of this Agreement. The Depositary further agrees to hold, maintain and safeguard the Deposits and the Accounts (as defined below) during the term of this Agreement in accordance with the provisions of this Agreement. The Escrow Agent shall not have any right to withdraw, assign or otherwise transfer moneys held in the Accounts except as permitted by this Agreement.

                 SECTION 1.2 Establishment of Accounts. The Escrow Agent hereby instructs the Depositary, and the Depositary agrees, to establish the separate deposit accounts listed on Schedule I hereto and to establish such additional separate deposit accounts as may be required in connection with the deposits contemplated by Section 2.4 hereof (each, an "Account" and collectively, the "Accounts"), each in the name of the Escrow Agent and all on the terms and conditions set forth in this Agreement.

                 SECTION 2.1 Deposits. The Escrow Agent shall direct the Placement Agents to deposit with the Depositary on the date of this Agreement (the "Deposit Date") in Federal (same day) funds by wire transfer to: ABN AMRO Bank N.V., Chicago Branch, Reference: Atlas 1998-1, and the Depositary shall accept from the Placement Agents, on behalf of the Escrow Agent, the sum of US$115,481,000. Upon acceptance of such sum, the Depositary shall (i) establish each of the deposits specified in Schedule I hereto maturing on the respective dates (each such date, as it may be extended from time to time in accordance with the Indemnity Agreement, through the Delivery Period Termination Date, a "Maturity

Date") set forth therein (including any deposit made pursuant to Section 2.4 hereof, individually, a "Deposit" and, collectively, the "Deposits") and (ii) credit each Deposit to the related Account as set forth therein. No amount shall be deposited in any Account other than the related Deposit.

                 SECTION 2.2 Interest. The Depositary shall pay interest on each Deposit from and including the date of deposit to but excluding the earlier of (x) the date of withdrawal and (y) the Maturity Date thereof at the rate (the "Public Rate") of 7.68% per annum (computed on the basis of a year of twelve 30-day months) payable to the Paying Agent on behalf of the Escrow Agent semi-annually in arrears on each January 2 and July 2, and on the date of the Final Withdrawal (as defined below), commencing on July 2, 1998 (each, an "Interest Payment Date"), all in accordance with the terms of this Agreement (whether or not any such Deposit is withdrawn on an Interest Payment Date); provided, however, that in the event that no Registration Event (as defined in the Registration Rights Agreement) occurs on or prior to the 180th day after the date of the issuance of the Certificates (the "Registration Date"), the interest rate per annum paid by the Depositary on each Deposit shall be increased by 0.50%, effective from and including August 9, 1998, to but excluding the date on which a Registration Event occurs; and provided, further, that in the event that a Shelf Registration Statement (as defined in the Registration Rights Agreement) ceases to be effective for more than 60 days, whether or not consecutive, during any 12-month period at any time before the earlier of (a) the second anniversary of the date hereof or (b) the sale pursuant to the Shelf Registration Statement of all the Certificates covered thereby, the interest rate per annum paid by the Depositary on each Deposit shall be increased by 0.50% per annum from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.
Interest accrued on any Deposit that is withdrawn pursuant to a Notice of Purchase Withdrawal (as defined below) shall be paid on the next Interest Payment Date, notwithstanding any intervening Final Withdrawal (as defined below).

                 SECTION 2.3 Withdrawals. (a) On and after the date seven days after the establishment of any Deposit, the Escrow Agent may, by providing at least one Business Day's prior notice of withdrawal to the Depositary in the form of Exhibit A hereto (a "Notice of Purchase Withdrawal"), withdraw not less than the entire balance of such Deposit, except that at any time prior to the actual withdrawal of such Deposit, the Escrow Agent or the Pass Through Trustee may, by notice to the Depositary, cancel such withdrawal (including on the scheduled date therefor), and thereafter such Deposit shall continue to be maintained by the Depositary in accordance with the original terms thereof. Following such withdrawal the balance in the related Account shall be zero and the Depositary shall close such Account. As used herein, "Business Day" means any day, other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Chicago, Illinois, Denver, Colorado or Wilmington, Delaware.

                 (b) The Escrow Agent may, by providing at least 15 days' prior notice of withdrawal to the Depositary in the form of Exhibit B hereto (a "Notice of Prepayment Withdrawal"), withdraw not less than the entire balance of any Deposit together with all accrued and unpaid interest on such Deposit to but excluding the specified date of withdrawal (a "Prepayment Withdrawal"), on such date as shall be specified in such Notice of Prepayment Withdrawal. Following such withdrawal the balance in the related Account shall be zero and the Depositary shall close such Account. Upon any Prepayment Withdrawal, the Depositary shall (i) pay to the Paying Agent an amount equal to excess of the aggregate amount of all Deposits on deposit immediately prior to such Prepayment Withdrawal over the sum of the maximum principal amount of Equipment Notes that may be acquired with funds withdrawn from all Deposits not being withdrawn pursuant to such Notice of Prepayment Withdrawal and (ii) redeposit the remainder, if any, of such Prepayment Withdrawal in accordance with Section
2.4 hereof.

                 (c) The Escrow Agent may, by providing at least 15 days' prior notice of withdrawal to the Depositary in the form of Exhibit C hereto (a "Notice of Final Withdrawal"), withdraw the entire amount of all of the remaining Deposits together with the all accrued and unpaid interest on such Deposits to but excluding the specified date of withdrawal (a "Final Withdrawal"), on such date as shall be specified in such Notice of Final Withdrawal. Following such withdrawal the balance in the related Accounts shall be zero and the Depositary shall close such Accounts. If a Notice of Final Withdrawal has not been given to the Depositary on or before June 29, 1999 (provided, that if a labor strike or work stoppage occurs at The Boeing Company prior to such date, such date shall be extended by adding thereto the number of days that each such labor strike or work stoppage continues in effect but in no event shall any such extension result in a Deposit being held by the Depositary past such Deposit's then scheduled maturity date (subject to extension pursuant to the Indemnity Agreement)) and there are unwithdrawn Deposits on such date, the Depositary shall pay the amount of the Final Withdrawal to the Paying Agent on the Delivery Period Termination Date.

                 (d) If the Depositary receives a duly completed Notice of Purchase Withdrawal, Notice of Prepayment Withdrawal or Notice of Final Withdrawal complying with the provisions of this Agreement, it shall make the payments specified therein in accordance with the provisions of this Agreement.

                 SECTION 2.4 Other Accounts. On the date of withdrawal of any Deposit, the Escrow Agent, or the Pass Through Trustee on behalf of the Escrow Agent, shall be entitled to re-deposit with the Depositary any portion thereof and the Depositary shall accept the same for deposit hereunder; provided, however, that the Depositary shall have no obligation to accept such amounts for deposit if Atlas, at or prior to such time, shall not have complied with the provisions of Section 3(b) of the Indemnity Agreement. Any sums so received for deposit shall be established as a new Deposit and credited to a new Account, all as more fully provided in Section 2.1 hereof, and thereafter the provisions of this Agreement shall apply thereto as fully and with the same force and effect as if such Deposit had been established on the Deposit Date except that (i) such Deposit may not be withdrawn prior to the date seven days after the establishment thereof and (ii) such Deposit shall mature on December 30, 1998, as such date may be extended from time to time in accordance with the Indemnity Agreement through the Delivery Period Termination Date.

                 SECTION 2.5 Reset of Maturity Date. If a Registration Event has not occurred on the Registration Date, unless Atlas has complied with
Section 3(c) of the Indemnity Agreement, the Maturity Date for the Deposit then held by the Depositary with respect to the final Aircraft to be delivered to Atlas as contemplated by the Note Purchase Agreement shall be reset to the date (the "Reset Date") that the Depositary reasonably determines to be the date on which the sum of (x) interest accrued on the balances of all Deposits hereunder from the date of calculation through the Reset Date at the then current Deposit Rate plus (y) the balance of the Collateral Account as at such date of calculation will be equal to the interest that will have accrued on the Deposits hereunder from such date of calculation through the Reset Date at the Public Rate (assuming all scheduled payments are made on each Interest Payment Date occurring on or prior to the Reset Date and each then remaining Deposit is withdrawn on its then scheduled Maturity Date). The Depositary shall use reasonable efforts to determine the amounts necessary to determine the Reset Date, and such determination shall be conclusive absent manifest error. Any reset of such Maturity Date pursuant to this Section 2.5 shall be without prejudice to Atlas' right to re-extend such Maturity Date by posting additional collateral pursuant to Section 3(a) of the Indemnity Agreement.

                 SECTION 3.1 Termination. This Agreement shall terminate on the later of the date on which (i) all of the Deposits shall have been withdrawn and paid as provided herein without any re-deposit and (ii) all accrued and unpaid interest on the Deposits shall have been paid as provided herein, but in no event prior to the date on which the Depositary shall have performed in full its obligations hereunder.

                 SECTION 3.2 Substitute Depositary. In the event that Atlas is required under the provisions of Section 9 or Section 10 of the Indemnity Agreement to make payments in a material amount to the Depositary, Atlas may elect to terminate the Depositary as a party to this Agreement, the other Deposit Agreements and the Indemnity Agreement; provided that, concurrently with such termination, (i) Atlas shall pay the Depositary all amounts (including, without limitation, amounts, if any, owed under such Section 9 and Section 10) owed to the Depositary pursuant to any such Agreement through such date of termination, (ii) another financial institution satisfactory to Atlas and the Rating Agencies (as defined in the Note Purchase Agreement) shall agree, as of such date, to assume all rights and obligations of the Depositary under all such Agreements to be terminated as of such date, and (iii) all documents and supporting materials necessary to evidence the termination of the Depositary and the substitution of such other financial institution shall have been received as of such date.

                 SECTION 4. Payments. All payments (including, without limitation, those payments made in respect of Taxes (as defined and provided for below)) made by the Depositary hereunder shall be paid in United States Dollars and immediately available funds by wire transfer (i) in the case of accrued interest on the Deposits payable under Section 2.2 hereof or any Final Withdrawal, directly to the Paying Agent at Wilmington Trust Company, Wilmington, Delaware, ABA# 03-11-000-92, Account No. 44043-0, Attention:
Robert Hines, Reference: Atlas Air, or to such other account as the Paying Agent may direct from time to time in writing to the Depositary and the Escrow Agent and (ii) in the case of any withdrawal of one or more Deposits pursuant to a Notice of Purchase Withdrawal, directly to or as directed by the Pass Through Trustee as specified and in the manner provided in such Notice of Purchase Withdrawal. The Depositary hereby waives any and all rights of set-off, combination of accounts, right of retention or similar right (whether arising under applicable law, contract or otherwise) it may have against the Deposits howsoever arising. All payments on or in respect of each Deposit shall be made free and clear of and without reduction for or on account of any and all taxes, levies or other impositions or charges (collectively, "Taxes"). However, if the Depositary or the Paying Agent (pursuant to Section 2.04 of the Escrow Agreement) shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder, the Depositary shall (i) make such deductions or withholding, (ii) pay the full amount deducted or withheld (including in respect of such additional amounts) to the competent taxation authority and (iii) if the Taxes required to be deducted or withheld are imposed by the Netherlands or any political subdivision thereof, pay such additional amounts as may be necessary in order that the actual amount received by the designated recipient of such sum under this Agreement or the Escrow Agreement after such deduction or withholding equals the sum it would have received had no such deduction or withholding been required. If the date on which any payment due on any Deposit would otherwise fall on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and no additional interest shall accrue in respect of such extension.

                 SECTION 5. Representation and Warranties. The Depositary hereby represents and warrants to Atlas, the Escrow Agent, the Pass Through Trustee and the Paying Agent that:

                 (a) it is a bank duly organized and validly existing in good standing under the laws of the Netherlands and is duly qualified to conduct banking business in the State of Illinois through its Chicago Branch;

                 (b) it has full power, authority and legal right to conduct its business and operations as currently conducted and to enter into and perform its obligations under this Agreement;

                 (c) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of it and do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligations of it, and such document has been duly executed and delivered by it and constitutes its legal, valid and binding obligations enforceable against it in accordance with the terms hereof;

                 (d) no authorization, consent or approval of or other action by, and no notice to or filing with, any United States federal or state governmental authority or regulatory body is required for the execution, delivery or performance by it of this Agreement;

                 (e) neither the execution, delivery or performance by it of this Agreement, nor compliance with the terms and provisions hereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, or will require any consent or approval under, any law, governmental rule or regulation or the charter documents, as amended, or bylaws, as amended, of it or any similar instrument binding on it or any order, writ, injunction or decree of any court or governmental authority against it or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which it is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any lien upon any of its properties;

                 (f) there are no pending or, to its knowledge, threatened actions, suits, investigations or proceedings (whether or not purportedly on behalf of it) against or affecting it or any of its property before or by any court or administrative agency which, if adversely determined, (i) would adversely affect the ability of it to perform its obligations under this Agreement or (ii) would call into question or challenge the validity of this Agreement or the enforceability hereof in accordance with the terms hereof, nor is the Depositary in default with respect to any order of any court, governmental authority, arbitration board or administrative agency so as to adversely affect its ability to perform its obligations under this Agreement; and

                 (g) the Depositary will make all payments under this Agreement from its own funds and not from funds provided by, or on deposit from, Atlas or any of its subsidiaries.

                 SECTION 6. Transfer. Neither party hereto shall be entitled to assign or otherwise transfer this Agreement (or any interest herein) other than (in the case of the Escrow Agent) to a successor escrow agent under the Escrow Agreement, and any purported assignment in violation thereof shall be void. This Agreement shall be binding upon the parties hereto and their respective successors and (in the case of the Escrow Agent) permitted assigns. Upon the occurrence of the Transfer (as defined below) contemplated by the Assignment and Assumption Agreement (as defined below), the Pass Through Trustee shall (without further act) be deemed to have transferred all of its right, title and interest in and to this Agreement to the trustee of the Successor Trust (as defined below) and, thereafter, the





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
trustee of the Successor Trust shall be deemed to be the "Pass Through Trustee" hereunder with the rights of the "Pass Through Trustee" hereunder, and each reference herein to "Atlas Air, Inc. Pass Through Trust 1998-1B-O" shall be deemed to be a reference to "Atlas Air Inc. Pass Through Trust 1998-1B-S". The Escrow Agent and the Depositary hereby acknowledge and consent to the Transfer contemplated by the Assignment and Assumption Agreement. For the purposes of this Section 6, "Transfer" means the transfer contemplated by the Assignment and Assumption Agreement; "Assignment and Assumption Agreement" means the Assignment and Assumption Agreement to be entered into between the Pass Through Trustee and the trustee of the Successor Trust, substantially in the form of Exhibit E to the Pass Through Trust Agreement; and "Successor Trust" means the Atlas Air, Inc. Pass Through Trust 1998-1B-S.

                 SECTION 7. Amendment, Etc. This Agreement may not be amended, waived or otherwise modified except by an instrument in writing signed by the party against whom the amendment, waiver or other modification is sought to be enforced and by the Pass Through Trustee.

                 SECTION 8. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Agreement to be made, given, furnished or filed shall be in writing, mailed by certified mail, postage prepaid, or by confirmed telecopy and

         (i)     if to the Escrow Agent, addressed to at its office at:

                 FIRST SECURITY BANK, NATIONAL ASSOCIATION
                 79 South Main Street
                 Salt Lake City, UT  84111

                 Attention:  Corporate Trust Department
                 Telecopier:  801-246-5053

         (ii)    if to the Depositary, addressed to it at its offices at:

                 ABN AMRO BANK N.V., Chicago Branch
                 135 South LaSalle Street, Suite 660
                 Chicago, IL  60674-9135

                 Attention:  Claudia Heldring
                 Telecopier:  312-606-8428

                 and

                 ABN AMRO BANK N.V., Chicago Branch
                 181 W. Madison Street
                 Chicago, IL  60602

                 Attention:  Money Markets Desk
                 Telecopier:  312-904-9106

         (iii) in each case, with a copy to the Pass Through Trustee, addressed to it at its office at:

                 WILMINGTON TRUST COMPANY
                 One Rodney Square
                 1100 N. Market Street
                 Wilmington, DE  19890-0001

                 Attention:  Corporate Trust Administration
                 Telecopy:  302-651-8882

                 and to Atlas, addressed to it at its office at:

                 ATLAS AIR, INC.
                 538 Commons Drive
                 Golden, CO  80401

                 Attention:  Chief Financial Officer
                 Telecopier:  303-526-5051

                 Whenever any notice in writing is required to be given by either of the Escrow Agent or the Depositary to the other, such notice shall be deemed given and such requirement satisfied when such notice is received. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other party to this Agreement.

                 On or prior to the execution of this Agreement, the Escrow Agent has delivered to the Depositary a certificate containing specimen signatures of the representatives of the Escrow Agent who are authorized to give notices and instructions with respect to this Agreement. The Depositary may conclusively rely on such certificate until the Depositary receives written notice from the Escrow Agent to the contrary.

                 SECTION 9. Obligations Unconditional. The Depositary hereby acknowledges and agrees that its obligation to repay each Deposit together with interest thereon as provided herein is absolute, irrevocable and unconditional and constitutes a full recourse obligation of the Depositary enforceable against it to the full extent of all of its assets and properties.

                 SECTION 10. Entire Agreement. This Agreement (including all attachments hereto) sets forth all of the promises, covenants, agreements, conditions and understandings between the Depositary and the Escrow Agent with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and undertakings, inducements or conditions, express or implied, oral or written.

                 SECTION 11. Governing Law. This Agreement, and the rights and obligations of the Depositary and the Escrow Agent with respect to the Deposits, shall be governed by, and construed in accordance with, the laws of the State of New York and subject to the provisions of Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                 SECTION 12. Waiver of Jury Trial Right. EACH OF THE DEPOSITARY AND THE ESCROW AGENT ACKNOWLEDGES AND ACCEPTS THAT IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SUCH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES, TO THE GREATEST EXTENT PERMISSIBLE BY LAW, ITS RIGHT TO A TRIAL BY JURY.

                 SECTION 13. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

                 SECTION 14. Depositary's Obligations. The Depositary and the Escrow Agent understand and agree that in connection with this Agreement, the Depositary is not acting as a fiduciary, agent or other representative of the Escrow Agent, the Pass Through Trustees, the Placement Agents or anyone else, and has no and shall have no obligation to monitor, account for or otherwise concern itself with the source of funds invested hereunder or the application of such funds or of payments made by the Depositary hereunder or in accordance with the terms hereof.

                 IN WITNESS WHEREOF, the Escrow Agent and the Depositary have caused this Deposit Agreement to be duly executed as of the day and year first above written.


                                        FIRST SECURITY BANK,
                                          NATIONAL ASSOCIATION
                                          as Escrow Agent


                                        By /s/ C. SCOTT NIELSEN
                                          -------------------------------
                                          Name:  C. Scott Nielsen
                                          Title: Vice President



                                        ABN AMRO BANK N.V.,
                                          Chicago Branch
                                          as Depositary


                                        By /s/ CLAUDIA C. HELDRING
                                          -------------------------------
                                          Name:  Claudia C. Heldring
                                          Title: Vice President


                                        By /s/ LUKAS VAN DER HOEF
                                          -------------------------------
                                          Name:  Lukas van der Hoef
                                          Title: Vice President

                                                                      Schedule I


                              Schedule of Deposits
                                   (Class B)


Date       Deposit Amount          Account No.             Maturity Date
----       --------------          -----------             -------------
2/9/98                                                         7/31/98

2/9/98                                                         8/31/98

2/9/98                                                         10/30/98

2/9/98                                                         11/30/98

2/9/98                                                         12/31/98


[Note: The portion of proceeds of the sale of Class B Certificates deposited into each account will be equal to, in the case of the first four accounts, the maximum principal amount of Equipment Notes that may be purchased with the funds in each such Deposit and, in the case of the final account, any remaining proceeds.]

                                                                       EXHIBIT A

                         NOTICE OF PURCHASE WITHDRAWAL

ABN AMRO BANK N.V., Chicago Branch
135 South LaSalle Street, Suite 660
Chicago, IL  60674-9135

Attention:  Claudia Heldring
Telecopier:  312-606-8428


ABN AMRO BANK N.V., Chicago Branch
181 W. Madison Street
Chicago, IL  60602

Attention:  Money Markets Desk
Telecopier:  312-904-9106

Gentlemen:

                 Reference is made to the Deposit Agreement (Class B) dated as of February 9, 1998 (the "Deposit Agreement") between First Security Bank, N.A., as Escrow Agent, and ABN AMRO Bank N.V., Chicago Branch, as Depositary (the "Depositary").

                 In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $_______, Account No. ____________.

                 The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to ________________, Account No. _____, Reference:
_________ on _________ __, 199_, upon the telephonic request of a representative reasonably believed by the Depositary to be that of the Pass Through Trustee.


                                             FIRST SECURITY BANK,
                                               NATIONAL ASSOCIATION,
                                               as Escrow Agent


                                             By
                                               -------------------------------
                                               Name:
                                               Title:
Dated: _______ __, 199_

                                                                       EXHIBIT B

                        NOTICE OF PREPAYMENT WITHDRAWAL


ABN AMRO BANK N.V., Chicago Branch
135 South LaSalle Street, Suite 660
Chicago, IL  60674-9135

Attention:  Claudia Heldring
Telecopier:  312-606-8428


ABN AMRO BANK N.V., Chicago Branch
181 W. Madison Street
Chicago, IL  60602

Attention:  Money Markets Desk
Telecopier:  312-904-9106

Gentlemen:

                 Reference is made to the Deposit Agreement (Class B) dated as of February 9, 1998 (the "Deposit Agreement") between First Security Bank, N.A., as Escrow Agent, and ABN AMRO Bank N.V., Chicago Branch, as Depositary (the "Depositary").

                 In accordance with Section 2.3(B) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $_______, Account No. ____________.

                 The undersigned hereby directs the Depositary (i) to pay to the Paying Agent at Wilmington Trust Company, ABA# 03-11-000-92, Account No. 44043-0, Reference: Atlas Air, out of the proceeds of the Deposit and accrued interest thereon, $________, representing the amount equal to excess of (x) the aggregate amount of all Deposits on deposit immediately prior to such withdrawal over (y) the sum of the maximum principal amount of Equipment Notes that may be acquired with funds withdrawn from all Deposits not being withdrawn pursuant to this Notice of Prepayment Withdrawal and (ii) to redeposit in accordance with Section 2.4 of the Deposit Agreement the remainder, if any, of the amount withdrawn pursuant hereto.


                                             FIRST SECURITY BANK,
                                               NATIONAL ASSOCIATION,
                                               as Escrow Agent


                                             By
                                               -----------------------------
                                               Name:
                                               Title:
Dated: _______ __, 199_

                                                                       EXHIBIT C

                           NOTICE OF FINAL WITHDRAWAL


ABN AMRO BANK N.V., Chicago Branch
135 South LaSalle Street, Suite 660
Chicago, IL  60674-9135

Attention:  Claudia Heldring
Telecopier:  312-606-8428


ABN AMRO BANK N.V., Chicago Branch
181 W. Madison Street
Chicago, IL  60602

Attention:  Money Markets Desk
Telecopier:  312-904-9106

Gentlemen:

                 Reference is made to the Deposit Agreement (Class B) dated as of February 9, 1998 (the "Deposit Agreement") between First Security Bank, N.A., as Escrow Agent, and ABN AMRO Bank N.V., Chicago Branch, as Depositary (the "Depositary").

                 In accordance with Section 2.3(b) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of all Deposits.

                 The undersigned hereby directs the Depositary to pay the proceeds of the Deposits and accrued interest thereon to the Paying Agent at Wilmington Trust Company, ABA# 03-11-000-92, Account No. 44043-0, Reference:
Atlas Air.


                                           FIRST SECURITY BANK,
                                             NATIONAL ASSOCIATION,
                                             as Escrow Agent


                                           By
                                             -----------------------------
                                             Name:
                                             Title:
Dated: _______ __, 199_